EXHIBIT 10.3
                                                                    ------------


                       GUARANTEE AND COLLATERAL AGREEMENT

                                     made by

                               RSVP HOLDINGS, LLC,
                    RECKSON STRATEGIC VENTURE PARTNERS, LLC,
                          RECKSON ASSET PARTNERS, LLC,
                      RECKSON OPERATING PARTNERSHIP, L.P.,
                            RSI FUND MANAGEMENT, LLC,
                              NEW WORLD REALTY, LLC
                        NEW WORLD REALTY MANAGEMENT, LLC
                             MELVILLE-CATSKILL, LLC
                              RAP-SH HOLDINGS, LLC
                               RSVP ALI BABA, LLC
                                RSVP RETAIL, LLC
                              RSVP-SH HOLDINGS, LLC

                                   in favor of

                      GMAC COMMERCIAL MORTGAGE CORPORATION,

                                    as Lender

                         Dated as of September __, 2003

                                TABLE OF CONTENTS

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SECTION 1. DEFINED TERMS.................................................................................1
         1.1        Definitions..........................................................................1
         1.2        Other Definitional Provisions........................................................3

SECTION 2. GUARANTEE.....................................................................................4
         2.1        ROP Guarantee........................................................................4
         2.2        RAP Guarantee of RSIFM...............................................................4
         2.3        RSIFM Guarantee......................................................................5
         2.4        New World Guarantee..................................................................5
         2.5        Subsidiary Guarantors Guarantee......................................................7
         2.6        No Duplication.......................................................................8
         2.7        Guarantees to Remain in Effect.......................................................8
         2.8        No Subrogation.......................................................................8
         2.9        Amendments, etc. with Respect to the Obligations.....................................8
         2.10       Guarantee Absolute...................................................................9
         2.11       Reinstatement.......................................................................10
         2.12       Payments............................................................................10

SECTION 3. GRANT OF SECURITY INTEREST...................................................................10

SECTION 4. REPRESENTATIONS AND WARRANTIES...............................................................11
         4.1        Organization; Authority.............................................................11
         4.2        Intentionally Omitted...............................................................12
         4.3        Title; No Other Liens...............................................................12
         4.4        Perfected First Priority Liens......................................................12
         4.5        Locations of Grantors...............................................................13
         4.6        Intentionally Omitted...............................................................13
         4.7        Pledged Securities..................................................................13
         4.8        Additional Representations of ROP...................................................13

SECTION 5. COVENANTS....................................................................................13
         5.1        Delivery of Instruments, Promissory Notes, Chattel Paper,
                    Pledged Securities and Certain Funds................................................13
         5.2        Payment of Obligations..............................................................15
         5.3        Maintenance of Perfected Security Interest; Further Documentation...................15
         5.4        Changes in Locations, Name, etc.....................................................15
         5.5        Notices.............................................................................16
         5.6        Limitation on Liens etc.............................................................16
         5.7        Further Assurances..................................................................16
         5.8        Covenants upon an Event of Default..................................................17
         5.9        Borrowers' Limited Liability Company Agreements.....................................17
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         5.10       Board of Directors of RSIFM.........................................................17
         5.11       Pledged Notes.......................................................................17
         5.12       Intentionally Omitted...............................................................17
         5.13       RSIFM and  New World Covenants......................................................17
         5.14       Limitation on Fundamental Changes and Sale of Assets................................19

SECTION 6. REMEDIAL PROVISIONS..........................................................................19
         6.1        Pledged Stock.......................................................................19
         6.2        Proceeds to be Turned Over to Lender................................................20
         6.3        Application.........................................................................20
         6.4        Code and Other Remedies.............................................................21
         6.5        Right to Private Sale...............................................................21
         6.6        Waiver; Deficiency..................................................................22

SECTION 7. THE LENDER...................................................................................22
         7.1        Lender's Appointment as Attorney-in-Fact, etc.......................................22
         7.2        Duty of Lender......................................................................24
         7.3        Execution of Financing Statements...................................................24
         7.4        No Waiver...........................................................................25

SECTION 8. MISCELLANEOUS................................................................................25
         8.1        Amendments in Writing...............................................................25
         8.2        Notices.............................................................................25
         8.3        No Waiver by Course of Conduct; Cumulative Remedies.................................25
         8.4        Intentionally Omitted...............................................................25
         8.5        Successors and Assigns..............................................................25
         8.6        Counterparts........................................................................26
         8.7        Severability........................................................................26
         8.8        Section Headings....................................................................26
         8.9        Integration.........................................................................26
         8.10       GOVERNING LAW.......................................................................26
         8.11       Submission To Jurisdiction; Waivers.................................................26
         8.12       Acknowledgments.....................................................................27
         8.13       WAIVER OF JURY TRIAL................................................................27
         8.14       Releases............................................................................27
         8.15       New World Right of First Offer......................................................28
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

                       GUARANTEE AND COLLATERAL AGREEMENT

                  GUARANTEE AND COLLATERAL AGREEMENT, dated as of September __, 2003, made by each of the signatories hereto (together with any other entity that may become a party hereto as provided herein, the "Grantors"), in favor of GMAC COMMERCIAL MORTGAGE CORPORATION as lender in respect of the Loan (in such capacity, the "Lender").

                             W I T N E S S E T H:
                             - - - - - - - - - -

                  WHEREAS, pursuant to that certain Credit Agreement, dated as of the date hereof (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), by and among Lender and RSVP Holdings, LLC, a Delaware limited liability company ("RSVP Holdings"), Reckson Strategic Venture Partners, LLC, a Delaware limited liability company ("RSVP") and Reckson Asset Partners, LLC, a Delaware limited liability company ("RAP", collectively, jointly and severally, with RSVP Holdings and RSVP, the "Borrowers"), the Lender has agreed to make the Loan to the Borrowers upon the terms and subject to the conditions set forth therein;

                  WHEREAS, the Borrowers and the other Grantors are engaged in related businesses, and each Grantor will derive substantial direct and indirect benefit from the making of the extensions of credit under the Credit Agreement; and

                  WHEREAS, it is a condition precedent to the obligation of the Lender to make the Loan to the Borrowers under the Credit Agreement that the Grantors shall have executed and delivered this Agreement to the Lender;

                  NOW, THEREFORE, in consideration of the premises and to induce the Lender to enter into the Credit Agreement and to induce the Lender to make the Loan to the Borrowers, each Grantor hereby agrees with the Lender, as follows:

                                   SECTION 1.

                                  DEFINED TERMS
                                  -------------

                  1.1      Definitions.

                           (a) Unless otherwise defined herein, terms defined in
the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement, and the following terms which are defined in the New York UCC are used herein as so defined: Accounts, Chattel Paper, Deposit Accounts, Documents, Equipment, Instruments, Inventory, Investment Property, Promissory Note and Security Entitlements.

                           (b) The following terms shall have the following
meanings:

                  "Agreement": this Guarantee and Collateral Agreement, as the same may be amended, supplemented or otherwise modified from time to time.

                  "Collateral": as defined in Section 3.

                  "Collateral Accounts": collectively, any collateral account established by the Lender as provided in Section 6.2 and any Deposit Accounts.

                  "Event of Default": an Event of Default under the Credit Agreement.

                  "General Intangibles": all "general intangibles" as such term is defined in the New York UCC and, in any event, including, without limitation, with respect to any Grantor, all contracts, agreements, instruments and indentures in any form, and portions thereof, to which such Grantor is a party or under which such Grantor has any right, title or interest or to which such Grantor or any property of such Grantor is subject, as the same may from time to time be amended, supplemented or otherwise modified, including, without limitation, (i) all rights of such Grantor to receive moneys due and to become due to it thereunder or in connection therewith, (ii) all rights of such Grantor to damages arising thereunder and (iii) all rights of such Grantor to perform and to exercise all remedies thereunder, in each case to the extent the grant by such Grantor of a security interest pursuant to this Agreement in its right, title and interest in such contract, agreement, instrument or indenture is not prohibited by an effective provision of such contract, agreement, instrument or indenture requiring the consent of any other party thereto or which would give any other party to such contract, agreement, instrument or indenture the right to terminate its obligations thereunder, unless all necessary consents to such grant of a security interest have been obtained from the other parties thereto (it being understood that the foregoing shall not be deemed to obligate such Grantor to obtain such consents); provided, that the foregoing limitation shall not affect, limit, restrict or impair the grant by such Grantor of a security interest pursuant to this Agreement in any receivable or any money or other amounts due or to become due under any such contract, agreement, instrument or indenture.

                  "Guarantors": the collective reference to each of the Limited Recourse Guarantors and the Subsidiary Guarantors.

                  "Issuers": the collective reference to each issuer of a Pledged Security.

                  "Limited Recourse Guarantors": all Grantors other than the Subsidiary Guarantors and the Borrowers.

                  "New World": New World Realty, LLC, a Delaware limited liability company.

                  "New World Management": New World Realty Management, LLC, a Delaware limited liability company.

                  "New York UCC": the Uniform Commercial Code as from time to time in effect in the State of New York.

                  "Pledge Amendment": as defined in Section 5.1.


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                  "Pledged Notes": the promissory notes due September 2006
issued to FrontLine by principals of New World in the aggregate original principal amount of $2,801,036 secured by Capital Stock of Reckson, the interest of FrontLine having been assigned by FrontLine to RSIFM pursuant to an assignment, dated September 2003.

                  "Pledged Securities": the collective reference to the Pledged Notes and the Pledged Stock.

                  "Pledged Stock": all Capital Stock of the Borrowers owned by the Limited Recourse Guarantors, all Capital Stock of the Subsidiary Guarantors and all Capital Stock of the Platform Affiliates owned by any Grantor, including but not limited to, the Capital Stock of the Borrowers, Subsidiary Guarantors and Platform Affiliates listed on Schedule 1.1(a), together with any other shares, certificates, options or rights of any nature whatsoever in respect of the Capital Stock of the Borrowers, Subsidiary Guarantors or the Platform Affiliates that may be issued or granted to, or held by, any Grantor while this Agreement is in effect.

                  "Proceeds": all "proceeds" as such term is defined in the New York UCC and, in any event, shall include, without limitation, all dividends, interest, principal, cash, other income or other collections thereon or distributions or payments with respect thereto and any instruments, options, rights, securities, or other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the Pledged Securities as a result of a merger, reorganization, stock split, reclassification, recapitalization or other similar change relating to the Pledged Securities or otherwise.

                  "Reckson": Reckson Associates Realty Corp.

                  "Recourse Losses": as defined in Section 2.1(a).

                  "ROP": Reckson Operating Partnership, L.P.

                  "ROP Asset": as defined in the Environmental Indemnity Agreement.

                  "Securities Act": the Securities Act of 1933, as amended.

                  "Subsidiary Guarantors": the wholly owned Subsidiaries of the Borrowers listed on Schedule 1.1(b) hereto.

                  1.2      Other Definitional Provisions.

                           (a) The words "hereof," "herein," "hereto" and
"hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and Section and Schedule references are to this Agreement unless otherwise specified.

                           (b) The meanings given to terms defined herein shall
be equally applicable to both the singular and plural forms of such terms.


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                           (c) Where the context requires, terms relating to the
Collateral or any part thereof, when used in relation to a Grantor, shall refer to such Grantor's Collateral or the relevant part thereof.

                                   SECTION 2.

                                    GUARANTEE
                                    ---------

                  2.1      ROP Guarantee.

                           (a) ROP severally and not jointly with any other
Guarantor hereunder irrevocably guarantees to the Lender and its successors and assigns, without duplication, any loss, damage, cost, expense, liability claim or obligation actually incurred by the Lender (including reasonable attorneys' fees and costs reasonably incurred) (collectively, "Recourse Losses") to the extent directly arising out of or in connection with: (i) willful misconduct or intentional waste by ROP with respect to the Collateral pledged by it or any ROP Asset (ii) intentional misrepresentation by ROP hereunder or in any other Loan Document, (iii) fraud by ROP with respect to the Collateral pledged by it or any ROP Asset, (iv) gross negligence or criminal acts by ROP resulting in forfeiture, seizure or loss of any material portion of a Property or the Capital Stock of a Person who owns, directly or indirectly, a Property or (v) misapplication or misappropriation by ROP of any proceeds, rents, security deposits or other revenues from a Property, dividends or distributions from a Subsidiary or a Platform Affiliate or the Proceeds of the Collateral (including proceeds paid under any insurance policies or condemnation proceedings and proceeds subject to any Assignment of Proceeds).

                           (b) ROP also, severally (and not jointly with any
other guarantor hereunder), irrevocably, guarantees to the Lender and its successors and assigns, without duplication, any amounts guaranteed to the Lender by RAP pursuant to the terms and conditions set forth in Section 2.2 hereof.

                           (c) ROP severally (and not jointly with any other
guarantor hereunder) agrees to pay or reimburse the Lender for all its reasonable costs and expenses incurred in collecting against ROP under the guarantee of ROP contained in this Section 2.1 or otherwise enforcing or preserving any rights of the Lender against ROP under this Agreement, including, without limitation, the reasonable fees and disbursements of counsel to the Lender in connection therewith.

                  2.2      RAP Guarantee of RSIFM.

                           (a) Subject to the terms and conditions of Section
2.1(c) hereof, RAP also, jointly and severally with RSIFM (but not jointly with any other guarantor hereunder), irrevocably, guarantees to the Lender and its successors and assigns, without duplication, any amounts guaranteed to the Lender by RSIFM pursuant to the terms and conditions set forth in Section 2.3 hereof expressly, excluding, however, any amounts guaranteed to the Lender by RSIFM arising in connection with environmental covenants, issues, liabilities and concerns, including, without limitation, to the extent such environmental


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covenants, issues, liabilities and concerns arise under the Environmental
Indemnity Agreement or under Section 2.3(a).

                           (b) RAP severally (and not jointly with any other
guarantor hereunder) agrees to pay or reimburse the Lender for all its reasonable costs and expenses incurred in collecting against RAP under the guarantee of RAP contained in this Section 2.2 or otherwise enforcing or preserving any rights of the Lender against RAP under this Agreement, including, without limitation, the reasonable fees and disbursements of counsel to the Lender in connection therewith.

                           (c) The maximum liability of RAP to the Lender under
Section 2.2(a) hereof shall be $6,000,000, in the aggregate.

                  2.3      RSIFM Guarantee.

                           (a) RSIFM, severally (and not jointly with any other
guarantor hereunder), irrevocably, guarantees to the Lender and its successors and assigns, without duplication, any Recourse Losses to the extent directly arising out of or in connection with: (i) the willful misconduct or intentional waste by RSIFM with respect to the Collateral or any other Property, (ii) intentional misrepresentation by RSIFM hereunder or in any other Loan Document,
(iii) fraud by RSIFM with respect to the Collateral or any other Property, (iv) gross negligence or criminal acts by RSIFM resulting in forfeiture, seizure or loss of any material portion of a Property or the Capital Stock of a Person who owns, directly or indirectly, a Property, (v) the misapplication or misappropriation by RSIFM of any proceeds, rents, security deposits or other revenues from a Property, dividends or distributions from a Subsidiary or a Platform Affiliate or the Proceeds of the Collateral (including proceeds paid under any insurance policies or condemnation proceedings and proceeds subject to any Assignment of Proceeds) or (vi) the occurrence of any event with respect to a Borrower described in Sections 7.1(f)(i) or (iv) of the Credit Agreement.

                           (b) RSIFM severally (and not jointly with any other
guarantor hereunder) agrees to pay or reimburse the Lender for all its reasonable costs and expenses incurred in collecting against RSIFM under the guarantee of RSIFM contained in this Section 2.3 or otherwise enforcing or preserving any rights of the Lender against RSIFM under this Agreement, including, without limitation, the reasonable fees and disbursements of counsel to the Lender in connection therewith.

                  2.4      New World Guarantee.

                           (a)      (i) Subject to the terms and conditions of
         Section 2.4(a)(iii) hereof, New World, severally (and not jointly with any other guarantor hereunder), irrevocably, guarantees to the Lender and its successors and assigns, without duplication, any Recourse Losses to the extent directly arising out of or in connection with: (i) the willful misconduct or intentional waste by New World with respect to the Collateral or any other Property, (ii) intentional misrepresentation by New World hereunder or in any other Loan Document,
         (iii) fraud by New World with respect to the Collateral or any other Property, (iv) gross negligence or criminal acts by New World resulting


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


         in forfeiture, seizure or loss of any material portion of a Property or the Capital Stock of a Person who owns, directly or indirectly, a Property or (v) misapplication (provided that any misapplication will be deemed cured if within three Business Days of becoming aware of such misapplication any misapplied amounts are returned) or misappropriation by New World of any proceeds, rents, security deposits or other revenues from a Property, dividends or distributions from a Subsidiary or a Platform Affiliate or the Proceeds of the Collateral (including proceeds paid under any insurance policies or condemnation proceedings and proceeds subject to any Assignment of Proceeds).

                                    (ii) Subject to the terms and conditions of
         Section 2.4(a)(iii) hereof, New World severally (and not jointly with any other guarantor hereunder) agrees to pay or reimburse the Lender for all its reasonable costs and expenses incurred in collecting against New World under the guarantee of New World contained in this
         Section 2.4 or otherwise enforcing or preserving any rights of the Lender against New World under this Agreement, including, without limitation, the reasonable fees and disbursements of counsel to the Lender in connection therewith.

                                    (iii) Notwithstanding any provision to the
         contrary contained herein, New World shall not be liable to the Lender for any amounts hereunder, including without limitation pursuant to
         Section 2.4(a)(i), hereof if New World is directed to take any action or refrain from taking any action by RSIFM.

                           (b)      (i) Subject to the terms conditions of
         Section 2.4(b)(iii) hereof, New World Management, severally (and not jointly with any other guarantor hereunder), irrevocably, guarantees to the Lender and its successors and assigns, without duplication, any Recourse Losses (excluding, so long as New World Management has not failed to comply with the terms of any insurance policy with respect to employees obtained by the Lender, Recourse Losses due to independent acts of employees other than Seth Lipsay and Steven H. Shepsman) to the extent directly arising out of or in connection with: (i) the willful misconduct or intentional waste by New World Management, (ii) intentional misrepresentation by New World Management hereunder or in any other Loan Document, (iii) fraud by New World Management with respect to the Collateral or any Property, (iv) gross negligence or criminal acts by New World Management resulting in forfeiture, seizure or loss of any material portion of a Property or the Capital Stock of a Person who owns, directly or indirectly, a Property or (v) misapplication (provided that any misapplication will be deemed cured if within three Business Days of becoming aware of such misapplication any misapplied amounts are returned) or misappropriation by New World Management of any proceeds, rents, security deposits or other revenues from a Property, dividends or distributions from a Subsidiary or a Platform Affiliate or the Proceeds of the Collateral (including proceeds paid under any insurance policies or condemnation proceedings and proceeds subject to any Assignment of Proceeds).


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


                                    (ii) Subject to the terms and conditions of
         Section 2.4(b)(iii) hereof, New World Management severally (and not jointly with any other guarantor hereunder) agrees to pay or reimburse the Lender for all its reasonable costs and expenses incurred in collecting against New World Management (excluding costs and expenses incurred due to independent acts of employees other than Seth Lipsay and Steven H. Shepsman) under the guarantee of New World Management contained in this Section 2.4 or otherwise enforcing or preserving any rights of the Lender against New World Management under this Agreement, including, without limitation, the reasonable fees and disbursements of counsel to the Lender in connection therewith.

                                    (iii) Notwithstanding any provision to the
         contrary contained herein, New World shall not be liable to the Lender for any amounts hereunder, including without limitation pursuant to
         Section 2.4(b)(i), hereof if New World Management is directed to take any action or refrain from taking any action by the Borrowers.

                           (c) Notwithstanding anything in this Section 2.4 or the Back Stop Guarantee Agreement to the contrary, the maximum aggregate liability of New World and New World Management under Sections 2.4(a)(i) and 2.4(b)(i) and the Principals under Section 1(a)(i) of the Back Stop Guarantee Agreement shall not in any event exceed $2,000,000 in the aggregate.

                  2.5      Subsidiary Guarantors Guarantee.

                  (a) Subject to the terms and conditions of Section 2.5 (c) hereof, the Subsidiary Guarantors jointly and severally with each other, irrevocably, guarantee to the Lender and its successors and assigns the Obligations of the Borrowers under the Credit Agreement and the other Loan Documents.

                  (b) Subject to the terms of Section 2.5(c) hereof, the Subsidiary Guarantors jointly and severally with each other (and not jointly with any other guarantor hereunder) agree to pay or reimburse the Lender for all its reasonable costs and expenses incurred in collecting against New World under the guarantee of the Subsidiary Guarantors contained in this Section 2.5 or otherwise enforcing or preserving any rights of the Lender against the Subsidiary Guarantors under this Agreement, including, without limitation, the reasonable fees and disbursements of counsel (including the allocated reasonable fees and expenses of in-house counsel) to the Lender in connection therewith.

                  (c) Notwithstanding anything to the contrary contained in this Agreement including without limitation the provisions of Sections 2.5 (a) and
(b) hereof, the maximum liability of each Subsidiary Guarantor hereunder shall be $1.00 less than the minimum amount which, under applicable federal and state laws, including those relating to the insolvency of debtors, and after giving effect to all applicable rights of contribution, would result in the avoidance or illegality of the obligations of such Subsidiary Guarantors hereunder. Nothing herein shall be construed to shift to the Lender the burden of proof with respect to the maximum liability of any Subsidiary Guarantor hereunder.


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


                  2.6 No Duplication. Notwithstanding anything contained herein to the contrary, to the extent that any Recourse Loss arises out of or in connection with the occurrence of one or more events specified in Section 2.1, 2.2, 2.3 or 2.4 by more than one Limited Recourse Guarantor (such Limited Recourse Guarantor being a "Defaulting LRG"), no individual Defaulting LRG shall be, and the Defaulting LRGs collectively shall not be, responsible for paying more than the aggregate amount of such Recourse Loss.

                  2.7 Guarantees to Remain in Effect. The foregoing guarantees shall remain in full force and effect until all of the Obligations shall have been satisfied in full. No payment made by the Borrowers, any of the Guarantors, any other guarantor or any other Person or received or collected by the Lender from the Borrowers, any of the Guarantors, any other guarantor or any other Person by virtue of any action or proceeding or any set-off or appropriation or application at any time or from time to time in reduction of or in payment of the Obligations shall be deemed to modify, reduce, release or otherwise affect the liability of any Guarantor hereunder which shall, notwithstanding any such payment (other than any payment made by such Guarantor in respect of the Obligations or any payment received or collected from such Guarantor in respect of the Obligations), remain liable up to the maximum liability of such Guarantor hereunder until the Obligations are paid in full.

                  2.8 No Subrogation. Notwithstanding any payment made by any Guarantor hereunder or any set-off or application of funds of any Guarantor by the Lender, no Guarantor shall be entitled to be subrogated to any of the rights of the Lender against the Borrowers or any other Guarantor or any collateral security or guarantee or right of offset held by the Lender for the payment of the Obligations, nor shall any Guarantor seek or be entitled to seek any contribution or reimbursement from the Borrowers or any other Guarantor in respect of payments made by such Guarantor hereunder, until all amounts owing to the Lender by the Borrowers on account of the Obligations are paid in full. If any amount shall be paid to any Guarantor on account of such subrogation rights at any time when all of the Obligations shall not have been paid in full, such amount shall be held by such Guarantor in trust for the Lender, segregated from other funds of such Guarantor, and shall, forthwith upon receipt by such Guarantor, be turned over to the Lender in the exact form received by such Guarantor (duly indorsed by such Guarantor to the Lender, if required), to be applied against the Obligations, whether matured or unmatured, in the order and priority as set forth in Section 2.4 of the Credit Agreement. Notwithstanding the foregoing, any Grantor may file a proof of claim in any bankruptcy proceeding of any other Grantor in respect of its subrogation rights or take any action necessary to toll the statute of limitations or perfect any claim within the statute.

                  2.9 Amendments, etc. with Respect to the Obligations. Each Guarantor shall remain obligated hereunder notwithstanding that, without any reservation of rights against any Guarantor and without notice to or further assent by any Guarantor, any demand for payment of any of the Obligations made by the Lender may be rescinded by the Lender and any of the Obligations continued, and the Obligations, or the liability of any other Person upon or for any part thereof, or any collateral security or guarantee therefor or right of


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offset with respect thereto, may, from time to time, in whole or in part, be renewed, extended, amended, modified, accelerated, compromised, waived, surrendered or released by the Lender, and the Credit Agreement and the other Loan Documents and any other documents executed and delivered in connection therewith may be amended, modified, supplemented or terminated, in whole or in part, as the Lender may deem advisable from time to time, and any collateral security, guarantee or right of offset at any time held by the Lender for the payment of the Obligations may be sold, exchanged, waived, surrendered or released. The Lender shall not have any obligation to protect, secure, perfect or insure any Lien at any time held by it as security for the Obligations or for the guarantee contained in this Section 2 or any property subject thereto.

                  2.10 Guarantee Absolute. Each Guarantor waives any and all notice of the creation, renewal, extension or accrual of any of the Obligations and notice of or proof of reliance by the Lender upon the guarantee contained in this Section 2 or acceptance of the guarantee contained in this Section 2; the Obligations, and any of them, shall conclusively be deemed to have been created, contracted or incurred, or renewed, extended, amended or waived, in reliance upon the guarantee contained in this Section 2; and all dealings between the Borrowers and any of the Guarantors, on the one hand, and the Lender, on the other hand, likewise shall be conclusively presumed to have been had or consummated in reliance upon the guarantee contained in this Section 2. Each Guarantor waives diligence, presentment, protest, demand for payment and notice of default or nonpayment to or upon the Borrowers or any of the Guarantors with respect to the Obligations. Each Guarantor understands and agrees that the guarantee contained in this Section 2 shall be construed as a continuing and absolute guarantee of payment without regard to (a) the validity or enforceability of the Credit Agreement or any other Loan Document, any of the Obligations or any other collateral security therefor or guarantee or right of offset with respect thereto at any time or from time to time held by the Lender, or (b) any defense, set-off or counterclaim (other than a defense of payment or performance) which may at any time be available to or be asserted by the Borrowers or any other Person against the Lender, or (c) any other circumstance whatsoever (with or without notice to or knowledge of the Borrowers or such Guarantor) which constitutes, or might be construed to constitute, an equitable or legal discharge of the Borrowers for the Obligations, or of such Guarantor under the guarantee contained in this Section 2, in bankruptcy or in any other instance. When making any demand hereunder or otherwise pursuing its rights and remedies hereunder against any Guarantor, the Lender may, but shall be under no obligation to, make a similar demand on or otherwise pursue such rights and remedies as it may have against the Borrowers, any other Guarantor or any other Person or against any collateral security or guarantee for the Obligations or any right of offset with respect thereto, and any failure by the Lender to make any such demand, to pursue such other rights or remedies or to collect any payments from the Borrowers, any other Guarantor or any other Person or to realize upon any such collateral security or guarantee or to exercise any such right of offset, or any release of the Borrowers, any other Guarantor or any other Person or any such collateral security, guarantee or right of offset, shall not relieve any Guarantor of any obligation or liability hereunder, and shall not impair or affect the rights and remedies, whether express, implied or available as a matter of law, of the Lender against any Guarantor. For the purposes hereof "demand" shall include the commencement and continuance of any legal proceedings.

                  2.11 Reinstatement. Each of the guarantees contained in this Section 2 shall continue to be effective, or be reinstated, as the case may be, if at any time payment, or any part thereof, of any of the Obligations is rescinded or must otherwise be restored or returned by the Lender upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of the Borrowers or any Guarantor, or upon or as a result of the appointment of a receiver, intervenor or conservator of, or trustee or similar officer for, the Borrowers or any Guarantor or any substantial part of its property, or otherwise, all as though such payments had not been made.

                  2.12 Payments. Each Guarantor hereby agrees that payments due under its respective guarantee hereunder will be paid to the Lender without set-off or counterclaim in Dollars at the office of the Lender set forth in the Credit Agreement.

                                   SECTION 3.

                           GRANT OF SECURITY INTEREST
                           --------------------------

                  Each Grantor hereby assigns and transfers to the Lender, and hereby grants to the Lender, a security interest in, all of the following property now owned or at any time hereafter acquired by such Grantor or in which such Grantor now has or at any time in the future may acquire any right, title or interest (collectively, the "Collateral"), in each case, as its interest therein may arise or appear (whether by ownership, security interest, claim or otherwise) as collateral security for the prompt and complete payment and performance when due (whether at the stated maturity, by acceleration or otherwise) of the Obligations:

                           (a) The Accounts set forth on Schedule 3 maintained
by the Borrowers with PNC Bank, National Association pursuant to the Cash Collateral Agreement (together with any successor or replacement accounts) and all Deposit Accounts;

                           (b) all Pledged Securities owned by such Grantor;
provided, however, that notwithstanding any provision to the contrary contained herein the Pledged Note is granted as collateral hereunder to the Lender solely to secure the obligations by RSIFM under Section 2.3 hereof and New World and New World Management under Section 2.4 hereof;

                           (c) all Accounts, Chattel Paper, Documents, General
Intangibles, Instruments, Investment Property and Security Entitlements of the Grantors (other than ROP, RSIFM and New World Management);

                           (d) to the extent of each Grantor's Collateral, all
books and records in each case pertaining to the foregoing clauses (a) through
(c) and other rights and obligations of any kind, arising out of or in connection with any and all of the foregoing; and

                           (e) to the extent not otherwise included, all
Proceeds and products of any and all of the foregoing and all collateral security and guarantees given by any Person with respect to any of the foregoing.

                                   SECTION 4.

                         REPRESENTATIONS AND WARRANTIES
                         ------------------------------

                  To induce the Lender to enter into the Credit Agreement and to induce the Lender to make their respective extensions of credit to the Borrowers thereunder, each Grantor hereby represents and warrants to the Lender with respect to itself only (and not with respect to any other Grantor) that:

                  4.1      Organization; Authority.

                           (a) Such Grantor (i) is duly organized, validly
existing and in good standing under the laws of the jurisdiction of its organization, (ii) has the limited liability company, partnership or corporate power, as applicable, and authority, and the legal right, to own and operate its property, to lease the property it operates as lessee and to conduct the business in which it is currently engaged, (iii) is duly qualified as a foreign corporation, partnership or limited liability company and in good standing under the laws of each jurisdiction where its ownership, lease or operation of property or the conduct of its business requires such qualification except to the extent that the failure to qualify could not, in the aggregate, reasonably be expected to have a Material Adverse Effect and (iv) is, to the actual knowledge of such Grantor, in compliance with all Requirements of Law except to the extent that the failure to comply therewith could not, in the aggregate, reasonably be expected to have a Material Adverse Effect.

                           (b) Such Grantor has the partnership or limited
liability company power and authority, and the legal right, to make, deliver and perform under each of the Loan Documents to which it is a party and has taken all necessary partnership or limited liability company action to authorize the execution, delivery and performance of the Loan Documents to which it is a party.

                           (c) Subject to and in reliance on the Consents and
the Recognition Agreements, except as shown on Schedule 4.1(c) and except for bankruptcy court approval obtained in connection with the FrontLine Bankruptcy which is in full force and effect (and in the case of ROP, the filing by it of a report on Form 8-K, which filing the failure to make will not have an adverse effect on the validity or enforceability of this Agreement), no consent or authorization of, filing with, notice to or other act by or in respect of, any Governmental Authority or any other Person is required in connection with such Grantor's execution, delivery, performance, validity or enforceability of this Agreement or each other Loan Document to which it is a party when executed and delivered, or if such consent is required, the same has been received or waived by the Lender. This Agreement, and each other Loan Document to which it is a party will be, duly executed and delivered on behalf of such Grantor. This Agreement constitutes, and each other Loan Document to which it is a party when executed and delivered will constitute a legal, valid and binding obligation of such Grantor enforceable against such Grantor, by the Lender, in accordance with its terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing.

                           (d) Except as set forth on Schedule 4.1(d), and in
the case of Contractual Obligations subject to and in reliance on the Consents and the Recognition Agreements, the execution, delivery and performance of the Loan Documents by such Grantor will not violate any Requirement of Law applicable to such Grantor or Contractual Obligation of such Grantor and will not result in, or require, the creation or imposition of any Lien on any of such Grantor's properties or revenues pursuant to any such Requirement of Law or Contractual Obligation (other than pursuant to this Agreement or any of the other Loan Documents).

                           (e) No litigation, investigation or proceeding of or
before any arbitrator or Governmental Authority is pending or, to the actual knowledge of each Grantor, threatened by or against each Grantor or any of its Subsidiaries or against any of its or their respective properties or revenues
(x) with respect to any of the Loan Documents, (y) other than as set forth on
Schedule 4.1(e), with respect to any of the transactions contemplated hereby or under the Loan Documents, or (z) which, if adversely determined, could reasonably be expected to have a Material Adverse Effect.

                           (f) RSIFM (and only RSIFM) represents that Scott
Rechler is the sole director of FrontLine, and that FrontLine, together with an independent manager, are the sole managers of RSIFM.

                  4.2      Intentionally Omitted.

                  4.3 Title; No Other Liens. Except for the security interest granted to the Lender pursuant to this Agreement and the other Liens permitted to exist on the Collateral by the Credit Agreement and in the case of ROP, immaterial non-consensual liens incurred in the ordinary course of business which do not present any current risk of foreclosure, such Grantor owns each item of the Collateral purported to be owned by it free and clear of any and all Liens or claims of others. No financing statement or other public notice with respect to all or any part of the Collateral is on file or of record in any public office, except such as have been filed in favor of the Lender, pursuant to this Agreement or as are permitted by the Credit Agreement.

                  4.4 Perfected First Priority Liens. The security interests granted pursuant to this Agreement (a) upon completion of the filings and other actions specified on Schedule 4.4 (which, in the case of all filings and other documents referred to on said Schedule, have been delivered to the Lender in completed and duly executed form) will constitute valid perfected security interests in all of the Collateral in favor of the Lender, as collateral security for the Obligations, enforceable in accordance with the terms hereof against all creditors of such Grantor and any Persons purporting to purchase any Collateral from such Grantor and (b) are prior to all other Liens on the Collateral in existence on the date hereof.

                  4.5 Locations of Grantors. On the date hereof, (i) the jurisdictions of organization of such Grantor are specified on Schedule 4.5 and such jurisdictions and locations listed on Schedule 4.5 provide accurate information as to the location of such Grantor within the meaning of Section 9-307 of the New York UCC.

                  4.6      Intentionally Omitted.

                  4.7      Pledged Securities.

                           (a) The shares of Pledged Stock pledged by such
Grantor hereunder constitute (i) all the issued and outstanding shares of all classes of the Capital Stock of the Borrowers owned by such Grantor, (ii) all of the issued and outstanding shares of all classes of the Capital Stock of the Joint Ventures owned by such Grantor and (iii) all of the issued and outstanding shares of all classes of the Capital Stock of the Subsidiary Guarantors.

                           (b) All the shares of the Pledged Stock pledged by
such Grantor have been duly and validly issued and are fully paid and nonassessable.

                           (c) In the case of RSIFM to its actual knowledge,
each of the Pledged Notes constitutes the legal, valid and binding obligation of the obligor with respect thereto, enforceable in accordance with its terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing.

                  4.8 Additional Representations of ROP. ROP represents and warrants that: (a) the aggregate amount reflected on the proof of claims filed by it in the FrontLine Bankruptcy case as of the petition date was $183,000,000,
(b) it has not transferred any of such claims other than as may be deemed to have occurred under the Allocation Agreement, dated as of April 29, 2003, between ROP and BT Holdings (NY), Inc., (c) it owns more than 50% of the amount of the claims of the creditor class in which its claims are included (which is the general class of unsecured claims) and (d) the disclosure under Related Party Transactions relating to ROP's investment in FrontLine and the Borrowers in ROP's 10-Q for the quarter ended June 30, 2003 is accurate in all material respects.

                                   SECTION 5.

                                    COVENANTS
                                    ---------

                  Each Grantor, with respect to itself and the Collateral pledged by it to the Lender hereunder only (and not with respect to any other Grantor or any other Collateral pledged to the Lender hereunder), covenants and agrees with the Lender that, from and after the date of this Agreement until the Obligations shall have been paid in full:

                  5.1 Delivery of Instruments, Promissory Notes, Chattel Paper, Pledged Securities and Certain Funds.

                           (a) If any amount payable under or in connection with
any of the Collateral pledged by such Grantor shall be or become evidenced by any Instrument, Promissory Note or Chattel Paper, such Instrument, Promissory Note or Chattel Paper shall be promptly delivered to the Lender together with a Pledge Amendment substantially in the form of Exhibit A hereto (a "Pledge Amendment"), duly indorsed in a manner satisfactory to the Lender, to be held as the Collateral pursuant to this Agreement. Such Grantor hereby authorizes the Lender to attach each schedule constituting part of a Pledge Amendment to the applicable schedule of this Agreement and agrees that all Instruments, Promissory Notes, Chattel Paper listed on any Pledge Amendment delivered to the Lender shall for all purposes hereunder constitute the Collateral, and such Grantor shall be deemed upon delivery thereof to have made the representations and warranties, as applicable, set forth in Section 4 with respect to such Collateral. Such Grantor further agrees to execute and deliver such other documents and to take such other actions as are reasonably necessary to create and perfect the security interests intended to be created hereunder, to effect the foregoing and to permit the Lender to exercise any of its rights and remedies hereunder.

                           (b) If such Grantor shall become entitled to receive
or shall receive any stock certificate (including, without limitation, any certificate representing a stock dividend or a distribution in connection with any reclassification, increase or reduction of capital or any certificate issued in connection with any reorganization), option or rights in respect of the Capital Stock of any Issuer, whether in addition to, in substitution of, as a conversion of, or in exchange for, any shares of the Pledged Stock pledged by such Grantor, or otherwise in respect thereof, such Grantor shall accept the same as the agent of the Lender, hold the same in trust for the Lender and promptly deliver the same forthwith to the Lender, together with a Pledge Amendment, in the exact form received, duly indorsed by such Grantor to the Lender, if required, together with an undated stock power covering such certificate duly executed in blank by such Grantor and with, if the Lender so requests, signature guaranteed, to be held by the Lender, subject to the terms hereof, as additional collateral security for the Obligations. Such Grantor hereby authorizes the Lender to attach each schedule constituting part of a Pledge Amendment to the applicable schedule of this Agreement and agrees that all such stock certificates, options or rights listed on any Pledge Amendment delivered to the Lender shall for all purposes hereunder constitute Collateral, and such Grantor shall be deemed upon delivery thereof to have made the representations and warranties, as applicable, set forth in Section 4 with respect to such Collateral. Such Grantor further agrees to execute and deliver such other documents and to take such other actions as are reasonably necessary to create and perfect the security interests intended to be created hereunder, to effect the foregoing and to permit the Lender to exercise any of its rights and remedies hereunder.

                           (c) Any sums paid upon or in respect of the Pledged
Securities upon the liquidation or dissolution of any Issuer shall be paid over to the Lender to be held by it hereunder as additional collateral security for the Obligations, and in case any distribution of capital shall be made on or in respect of the Pledged Securities or any property shall be distributed upon or with respect to the Pledged Securities, pursuant to the recapitalization or reclassification of the capital of any Issuer or pursuant to the reorganization thereof, the property or capital so distributed shall be delivered to the Lender to be held by it hereunder as additional collateral security for the Obligations. If any sums of money or property so paid or distributed in respect of the Pledged Securities shall be received by such Grantor, such Grantor shall, until such money or property is paid or delivered to the Lender, hold such money or property in trust for the Lender, segregated from other funds of such Grantor, as additional collateral security for the Obligations.

                  5.2 Payment of Obligations. Such Grantor will pay and discharge or otherwise satisfy at or before maturity or before they become delinquent, as the case may be, all taxes, assessments and governmental charges or levies imposed upon the Collateral pledged by such Grantor or in respect of income or profits therefrom, as well as all claims of any kind (including, without limitation, claims for labor, materials and supplies) against or with respect to such Collateral, except that no such charge need be paid if the amount or validity thereof is currently being contested in good faith by appropriate proceedings, reserves in conformity with GAAP with respect thereto have been provided on the books of such Grantor and such proceedings could not reasonably be expected to result in the sale, forfeiture or loss of any material portion of such Collateral or any interest therein.

                  5.3 Maintenance of Perfected Security Interest; Further Documentation.

                           (a) Such Grantor shall not take any action that would
result in the security interest created by this Agreement not to be maintained as a perfected priority security interest and shall defend such security interest against the claims and demands of all Persons whomsoever.

                           (b) Such Grantor will furnish to the Lender from time
to time statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as the Lender may reasonably request, all in reasonable detail.

                           (c) At any time and from time to time, upon the
written request of the Lender, and at the sole expense of such Grantor, such Grantor will promptly and duly execute and deliver, and have recorded, such further instruments and documents and take such further actions as the Lender may reasonably request for the purpose of obtaining or preserving the full benefits of this Agreement and of the rights and powers herein granted, including, without limitation, the filing of any financing or continuation statements under the Uniform Commercial Code (or other similar laws) in effect in any jurisdiction with respect to the security interests created hereby.

                  5.4 Changes in Locations, Name, etc. Such Grantor will not, except upon 10 days' prior written notice to the Lender and delivery to the Lender of all additional executed financing statements and other documents reasonably requested by the Lender to maintain the validity, perfection and priority of the security interests provided for herein:

                           (a) change the location of its jurisdiction of
organization from those referred to in Section 4.5; or

                           (b) change its name, identity or corporate,
partnership or limited liability company structure to such an extent that any financing statement filed by the Lender in connection with this Agreement would become misleading.

                  5.5 Notices. Such Grantor will advise the Lender promptly, in reasonable detail, of:

                           (a) any Lien (other than security interests created
hereby or Liens permitted under the Credit Agreement) on any of the Collateral pledged by such Grantor which would adversely affect the ability of the Lender to exercise any of its remedies hereunder; and

                           (b) of the occurrence of any other event which could
reasonably be expected to have a material adverse effect on the aggregate value of the Collateral pledged by such Grantor or on the security interests on such Collateral created hereby.

                  5.6 Limitation on Liens etc.(a) Without the prior written consent of the Lender, except in the case of the Borrowers and the Subsidiary Guarantors as permitted by the Credit Agreement and in the case of ROP, immaterial non-consensual liens incurred in the ordinary course of business which do not present any risk of foreclosure, such Grantor will not (i) vote to enable, or take any other action to permit, any Issuer to (A) issue any stock or other equity securities of any nature, (B) issue any other securities convertible into, or granting the right to purchase, or exchange for, any stock or other equity securities of any nature of any Issuer, or (C) have any Capital Stock of the Borrowers, the Platform Affiliates and Subsidiary Guarantors represented by any certificates (other than Platform Affiliates which are corporations), (ii) sell, assign, transfer, exchange, or otherwise dispose of, or grant any option with respect to, the Collateral or Proceeds thereof, (iii) create, incur or permit to exist any Liens on the Collateral or option in favor of, or any claim of any Person with respect to, any of the Collateral or Proceeds thereof except for the security interest created by the Loan Documents, or (iv) enter into any agreement or undertaking restricting the right or ability of such Grantor or the Lender to sell, assign or transfer any of the Pledged Securities or Proceeds thereof.

                  5.7 Further Assurances. In the case of each Grantor which is an Issuer, such Issuer agrees that (a) it will be bound by the terms of this Agreement relating to the Pledged Securities issued by it and will comply with such terms insofar as such terms are applicable to it, (b) it will notify the Lender promptly in writing of the occurrence of any of the events described in
Section 5.1(b) with respect to the Pledged Securities issued by it and (c) it will comply with the terms of Sections 6.1(c) and 6.5, mutatis mutandis, with respect to all actions that may be required of it pursuant to Section 6.1(c) or
6.5 with respect to the Pledged Securities issued by it.

                  5.8 Covenants upon an Event of Default. Upon the occurrence and continuance of an Event of Default, and the exercise by the Lender of remedies under this Agreement, the Borrowers and Limited Recourse Guarantors will upon request of the Lender take all reasonable actions to facilitate the transfer of the Pledged Stock to the Lender.

                  5.9 Borrowers' Limited Liability Company Agreements. Such Grantor shall not except as permitted by the Credit Agreement permit the agreement of limited liability company of the Borrowers to be materially amended, without the consent of the Lender.

                  5.10 Board of Directors of RSIFM. RSIFM (and only RSIFM) agrees that there shall be, as applicable, at least one duly appointed manager or member of the board of directors of RSIFM (in either case, an "Independent Director"), who shall not be at the time of such individual's appointment, or during the term of such individual's appointment at any time during the two years preceding his or her appointment (A) a member, stockholder, partner, director, officer or employee of any Borrower or Limited Recourse Guarantor or Platform Affiliate or any of their respective Affiliates; (B) affiliated with a significant customer or supplier of any Borrower, Limited Recourse Guarantor or Platform Affiliate or any of their respective Affiliates; (C) any other Person receiving a material portion of his or her compensation or other financial remuneration from or who is otherwise financially dependent on, any Borrower, Limited Recourse Guarantor or Platform Affiliate, an officer, director or employee of any Borrower, Limited Recourse Guarantor or Platform Affiliate or any of their respective Affiliates or an officer's, director's or employee's family member by blood or marriage or a business entity owned or controlled by any of the foregoing; or (D) a spouse, parent, sibling or child of any person described by (A), (B) or (C) above. The Amended and Restated Operating Agreement of RSIFM shall provide that the consent of the Independent Director shall be required for any of RSIFM or any Person for which RSIFM acts directly or through another entity as managing member to do any of the acts set forth in Section 7(f) of the Credit Agreement.

                  5.11 Pledged Notes. RSIFM (and only RSIFM) agrees that it will not amend, modify, terminate or waive any provision of any Pledged Note.

                  5.12     Intentionally Omitted.

                  5.13 RSIFM and New World Covenants. (a) RSIFM agrees to comply with the provisions of Sections 5.2 and 5.3 of its operating agreement and (b) New World covenants and agrees that, so long as any amount is owing to the Lender hereunder or under any other Loan Document, New World shall not, directly or indirectly:

                           (a) Own any property or any other assets other than
(i) the Company's membership interest in RSVP Holdings, LLC, a Delaware limited liability company, and (ii) incidental personal and intangible property relating to the foregoing membership interest (including cash or Cash Equivalents in connection with such membership interests).

                           (b) Engage in any business, other than as specified
in clause (a) above.

                           (c) Incur liabilities, contingent or otherwise, other
than (i) those normal and incidental to its business as specified in clause (a) above and (ii) those incurred hereunder.

                           (d) Hold itself out to be responsible for the debts
or obligations of any other Person other than hereunder;

                           (e) Acquire obligations or securities of its
partners, members, or shareholders.

                           (f) Make any loans or advances to any entity.

                           (g) Except as otherwise permitted by the Loan
Agreement, enter into any transaction, contract or agreement with any of its Affiliates, any of its constituent parties or any Affiliate of any constituent party, except upon terms and conditions that are substantially similar to those that would be available on an arm's-length basis with third parties.

                           (h) Except as otherwise permitted by the Loan
Agreement, commingle its funds and other assets with those of any Affiliate or constituent party or any Affiliate of any constituent party or any other Person.

                           (i) Amend, modify or otherwise change or suffer any
constituent party to amend, modify or otherwise change the provisions of its certificate of incorporation or partnership agreement or operating agreement, if such amendment could materially adversely affect any of the requirements of this
Section 5.13 applicable to it.

                           (j) Fail to observe each of the following:

                                    (i) remain solvent and pay its debts and
         liabilities (including employment and overhead expenses) from its assets as the same shall become due;

                                    (ii) do all things necessary to observe
         limited liability company formalities and preserve its existence; correct any known misunderstanding regarding its separate identity.

                                    (iii) maintain books and records and bank
         accounts separate from those of any other Person (including its Affiliates, any constituent party and any Affiliate of any constituent party) and file its own tax returns (except to the extent consolidation or inclusion is required as a matter of law);

                                    (iv) hold itself out to the public as a
         legal entity separate and distinct from any other entity (including any of its Affiliates, any of its constituent parties or any Affiliate of any constituent party);

                                    (v) maintain adequate capital for the normal
         obligations reasonably foreseeable in a business of its size and character and in light of its contemplated business operations;

                                    (vi) maintain its assets in such a manner
         that it will not be costly or difficult to segregate, ascertain or identify its individual assets from those of any Affiliate or constituent party or any Affiliate of any constituent party or any other Person;

                                    (vii) pay the salaries of its own employees
         and maintain a sufficient number of employees in light of its contemplated business operations;

                                    (viii) use separate invoices and checks; and

                                    (ix) allocate fairly and reasonably any
         overhead for shared office space.

                  5.14 Limitation on Fundamental Changes and Sale of Assets. Enter into any merger, consolidation or amalgamation, or liquidate, wind up or dissolve itself (or suffer any liquidation or dissolution), or convey, sell, lease, assign, transfer or otherwise dispose of, the Collateral, or any Capital Stock of a Borrower, or all or substantially all of its property, business or assets, or make any material change in its present method of conducting business.

                                   SECTION 6.

                               REMEDIAL PROVISIONS
                               -------------------

                  6.1      Pledged Stock.

                           (a) Unless an Event of Default shall have occurred
and be continuing and the Lender shall have given notice to the relevant Grantor of the Lender's intent to exercise its corresponding rights pursuant to Section 6.1(b), each relevant Grantor shall be permitted to receive into the Cash Collateral Account and be paid all cash dividends paid in respect of the Pledged Stock and all payments made in respect of the Pledged Notes, in each case paid in the normal course of business of the relevant Issuer and consistent with past practice, to the extent permitted in the Credit Agreement, and to exercise all voting limited liability company, partnership or corporate rights with respect to the Pledged Securities; provided, however, no vote shall be cast or limited liability company, partnership or corporate right exercised or other action taken which, in the Lender's reasonable judgment, would impair the Collateral or which would be inconsistent with or result in any violation of any provision of the Credit Agreement, this Agreement or any other Loan Document.

                           (b) If an Event of Default shall occur and be
continuing and the Lender shall give notice of its intent to exercise such rights to the relevant Grantor or Grantors, (i) the Lender shall have the right to receive any and all cash dividends, payments or other Proceeds paid in respect of the Pledged Securities and make application thereof to the Obligations in such order as the Lender may determine, and (ii) any or all of the Pledged Securities may be registered in the name of the Lender or its nominee, and the Lender or its nominee may thereafter exercise (x) all voting, limited liability company, partnership, corporate and other rights pertaining to such Pledged Securities at any meeting of shareholders of the relevant Issuer or Issuers or otherwise and (y) any and all rights of conversion, exchange and subscription and any other rights, privileges or options pertaining to such Pledged Securities as if it were the absolute owner thereof (including, without limitation, the right to exchange at its discretion any and all of the Pledged Securities upon the merger, consolidation, reorganization, recapitalization or other fundamental change in the limited liability company, partnership or corporate structure of any Issuer, or upon the exercise by any Grantor or the Lender of any right, privilege or option pertaining to such Pledged Securities, and in connection therewith, the right to deposit and deliver any and all of the Pledged Securities with any committee, depositary, transfer agent, registrar or other designated agency upon such terms and conditions as the Lender may determine), all without liability except to account for property actually received by it, but the Lender shall have no duty to any Grantor to exercise any such right, privilege or option and shall not be responsible for any failure to do so or delay in so doing.

                           (c) Each Grantor hereby authorizes and instructs each
Issuer of any Pledged Securities pledged by such Grantor hereunder to (i) comply with any instruction received by it from the Lender in writing that (x) states that an Event of Default has occurred and is continuing and (y) is otherwise in accordance with the terms of this Agreement, without any other or further instructions from such Grantor, and each Grantor agrees that each Issuer shall be fully protected in so complying, and (ii) unless otherwise expressly permitted hereby, pay any dividends or other payments with respect to the Pledged Securities directly to the Lender.

                  6.2 Proceeds to be Turned Over to Lender. If an Event of Default shall occur and be continuing, all Proceeds received by any Grantor during the continuance of such Event of Default consisting of cash, checks and other near-cash items shall be held by such Grantor in trust for the Lender, segregated from other funds of such Grantor, and shall, forthwith upon receipt by such Grantor, be turned over to the Lender in the exact form received by such Grantor (duly indorsed by such Grantor to the Lender, if required). All Proceeds received by the Lender hereunder shall be held by the Lender in a Collateral Account maintained under its sole dominion and control. If such Proceeds consist of cash, the Lender will hold such proceeds in the Cash Collateral Account. All such Proceeds shall be held by the Lender in such Collateral Account (or by such Grantor in trust for the Lender) during the continuance of such Event of Default as collateral security for all the Obligations and shall not constitute payment thereof until applied toward the payment of such Obligations as provided in
Section 6.3.

                  6.3 Application. At such intervals as may be agreed upon by the Borrowers and the Lender, or, if an Event of Default shall have occurred and be continuing, at any time at the Lender's election, the Lender may apply all or any part of any Collateral Account towards the payment of the Obligations in such order as the Lender may elect, and any part of such funds which the Lender elects not so to apply and deems not required as collateral security for the Obligations shall be paid over from time to time by the Lender to the Borrowers or to whomsoever may be lawfully entitled to receive the same. Funds in the Cash Collateral Account shall be released to the Borrowers in accordance with the Credit Agreement and the Cash Collateral Agreement. Any balance in the Collateral Accounts remaining after the Obligations shall have been paid in full shall be paid over to the Borrowers or to whomsoever may be lawfully entitled to receive the same.

                  6.4 Code and Other Remedies. If an Event of Default shall occur and be continuing, the Lender, may exercise, in addition to all other rights and remedies granted to them in this Agreement and in any other instrument or agreement securing, evidencing or relating to the Obligations, all rights and remedies of a secured party under the New York UCC or any other applicable law. Without limiting the generality of the foregoing, the Lender, without demand of performance or other demand, presentment, protest, advertisement or notice of any kind (except any notice required by law referred to below) to or upon any Grantor or any other Person (all and each of which demands, defenses, advertisements and notices are hereby waived), may in such circumstances forthwith collect, receive, appropriate and realize upon the Collateral, or any part thereof, and/or may forthwith sell, lease, assign, give option or options to purchase, or otherwise dispose of and deliver the Collateral or any part thereof (or contract to do any of the foregoing), in one or more parcels at public or private sale or sales, at any exchange, broker's board or office of the Lender or elsewhere upon such terms and conditions as it may deem advisable and at such prices as it may deem best, for cash or on credit or for future delivery without assumption of any credit risk. The Lender shall have the right upon any such public sale or sales, and, to the extent permitted by law, upon any such private sale or sales, to purchase the whole or any part of the Collateral so sold, free of any right or equity of redemption in any Grantor, which right or equity is hereby waived and released. Each Grantor further agrees, at the Lender's request, to assemble the Collateral and make it available to the Lender at places which the Lender shall reasonably select, whether at such Grantor's premises or elsewhere. The Lender shall apply the net proceeds of any action taken by it pursuant to this Section 6.4, after deducting all reasonable costs and expenses of every kind incurred in connection therewith or incidental to the care or safekeeping of any of the Collateral or in any way relating to the Collateral or the rights of the Lender hereunder, including, without limitation, reasonable attorneys' fees and disbursements, to the payment in whole or in part of the Obligations, in such order as the Lender may elect, and only after such application and after the payment by the Lender of any other amount required by any provision of law, including, without limitation, Sections 9-608(a)(1)(C) and 9-615(a)(3) of the New York UCC, need the Lender account for the surplus, if any, to any Grantor. To the extent permitted by applicable law, each Grantor waives all claims, damages and demands it may acquire against the Lender arising out of the exercise by them of any rights hereunder except as to the Lender's gross negligence or willful misconduct. If any notice of a proposed sale or other disposition of the Collateral shall be required by law, such notice shall be deemed reasonable and proper if given at least 10 days before such sale or other disposition.

                  6.5      Right to Private Sale.

                           (a) Each Grantor recognizes that the Lender may be
unable to effect a public sale of any or all the Pledged Stock, by reason of certain prohibitions contained in the Securities Act and applicable state securities laws or otherwise, and may be compelled to resort to one or more private sales thereof to a restricted group of purchasers which will be obliged to agree, among other things, to acquire such securities for their own account for investment and not with a view to the distribution or resale thereof. Each Grantor acknowledges and agrees that any such private sale may result in prices and other terms less favorable than if such sale were a public sale and, notwithstanding such circumstances, agrees that any such private sale shall be deemed to have been made in a commercially reasonable manner. The Lender shall be under no obligation to delay a sale of any of the Pledged Stock for the period of time necessary to permit the Issuer thereof to register such securities for public sale under the Securities Act, or under applicable state securities laws, even if such Issuer would agree to do so.

                           (b) Each Grantor, with respect to itself only, agrees
to use its best efforts to do or cause to be done all such other acts as may be necessary to make such sale or sales of all or any portion of the Pledged Stock pursuant to this Section 6.5 valid and binding and in compliance with any and all other applicable Requirements of Law. Each Grantor further agrees, with respect to itself only, that a material breach of any of the material covenants contained in this Section 6.5 will cause irreparable injury to the Lender, that the Lender has no adequate remedy at law in respect of such breach and, as a consequence, that each and every covenant contained in this Section 6.5 shall be specifically enforceable against such Grantor, and such Grantor hereby waives and agrees not to assert any defenses against an action for specific performance of such covenants except for a defense that no Event of Default has occurred under the Credit Agreement.

                  6.6 Waiver; Deficiency. Each Borrower and Subsidiary Guarantor shall remain severally liable for any deficiency if the proceeds of any sale or other disposition of the Collateral are insufficient to pay its Obligations and the fees and disbursements of any attorneys employed by the Lender to collect such deficiency.

                                   SECTION 7.

                                   THE LENDER
                                   ----------

                  7.1      Lender's Appointment as Attorney-in-Fact, etc.

                           (a) Each Grantor hereby irrevocably constitutes and
appoints the Lender and any officer or agent thereof, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of such Grantor and in the name of such Grantor or in its own name, for the purpose of carrying out the terms of this Agreement, to, upon 10 days' prior notice to such Grantor, take any and all reasonably necessary action and to execute any and all documents and instruments which are reasonably necessary to accomplish the purposes of this Agreement, and, without limiting the generality of the foregoing, each Grantor hereby gives the Lender the power and right, on behalf of such Grantor, without assent by such Grantor, to do any or all of the following if required to reasonably accomplish the foregoing:

                                    (i) in the name of such Grantor or its own
         name, or otherwise, take possession of and indorse and collect any checks, drafts, notes, acceptances or other instruments for the payment of moneys due under any Collateral and file any claim or take any other action or proceeding in any court of law or equity or otherwise deemed appropriate by the Lender for the purpose of collecting any and all such moneys due under any Collateral whenever payable;

                                    (ii) pay or discharge taxes and Liens levied
         or placed on or threatened against the Collateral, effect any repairs or any insurance called for by the terms of this Agreement and pay all or any part of the premiums therefor and the costs thereof;

                                    (iii) execute, in connection with any sale
         provided for in Section 6.4 or 6.5, any endorsements, assignments or other instruments of conveyance or transfer with respect to the Collateral;

                                    (iv) direct any party liable for any payment
         under any of the Collateral to make payment of any and all moneys due thereunder directly to the Lender or as the Lender shall direct;

                                    (v) ask or demand for, collect, and receive
         payment of and receipt for, any and all moneys, claims and other amounts due or to become due at any time in respect of or arising out of any Collateral;

                                    (vi) sign and indorse any invoices, freight
         or express bills, bills of lading, storage or warehouse receipts, drafts against debtors, assignments, verifications, notices and other documents in connection with any of the Collateral;

                                    (vii) commence and prosecute any suits,
         actions or proceedings at law or in equity in any court of competent jurisdiction to collect the Collateral or any portion thereof and to enforce any other right in respect of any Collateral;

                                    (viii) defend any suit, action or proceeding
         brought against such Grantor with respect to any Collateral;

                                    (ix) settle, compromise or adjust any such
         suit, action or proceeding and, in connection therewith, give such discharges or releases as the Lender may deem appropriate; and

                                    (x) generally, sell, transfer, pledge and
         make any reasonable agreement with respect to the Collateral as fully and completely as though the Lender were the absolute owner thereof for all purposes, and do, at the Lender's reasonable option and such Grantor's reasonable expense, at any time, or from time to time, all acts and things which are reasonably necessary to protect, preserve or realize upon the Collateral and the Lender's security interests therein and to effect the intent of this Agreement, all as fully and effectively as such Grantor might do.

Anything in this Section 7.1(a) to the contrary notwithstanding, the Lender agrees that it will not exercise any rights under the power of attorney provided for in this Section 7.1(a) unless an Event of Default shall have occurred and be continuing.

                           (b) If any Grantor unreasonably fails to perform or
comply with any of its agreements contained in this Section 7.1(a), the Lender, at its option, but without any obligation so to do, may perform or comply, or otherwise cause performance or compliance therewith.

                           (c) The reasonable expenses of the Lender incurred in
connection with actions undertaken as provided in this Section 7.1, together with interest thereon at a rate per annum equal to the rate per annum at which interest would then be payable on past due Loans under the Credit Agreement, from the date of payment by the Lender to the date reimbursed by the relevant Grantor, shall be payable by such Grantor to the Lender on demand.

                           (d) Each Grantor hereby ratifies all that said
attorneys shall lawfully do or cause to be done by virtue hereof. All powers, authorizations and agencies contained in this Agreement are coupled with an interest and are irrevocable until this Agreement is terminated and the security interests created hereby are released.

                  7.2 Duty of Lender. The Lender's sole duty with respect to the custody, safekeeping and physical preservation of the Collateral in its possession, under Section 9-207 of the New York UCC or otherwise, shall be to deal with it in the same manner as the Lender deals with similar property for its own account. Neither the Lender nor any of their respective officers, directors, employees or agents shall be liable for failure to demand, collect or realize upon any of the Collateral or for any delay in doing so or shall be under any obligation to sell or otherwise dispose of any Collateral upon the request of any Grantor or any other Person or to take any other action whatsoever with regard to the Collateral or any part thereof. The powers conferred on the Lender and the Lender hereunder are solely to protect the Lender' interests in the Collateral and shall not impose any duty upon the Lender to exercise any such powers. Notwithstanding any provision to the contrary contained herein, the Lender shall be accountable only for amounts that it actually receives as a result of the exercise of such powers, and neither the Lender nor any of its officers, directors, employees or agents shall be responsible to any Grantor for any act or failure to act hereunder, except that the Lender shall be responsible for its own gross negligence or willful misconduct.

                  7.3 Execution of Financing Statements. Each Grantor authorizes the Lender to file or record financing statements and other filing or recording documents or instruments with respect to the Collateral pledged by such Guarantor without the signature of such Grantor in such form and in such offices as the Lender reasonably determines appropriate to perfect the security interests of the Lender under this Agreement. A photographic or other reproduction of this Agreement shall be sufficient as a financing statement or other filing or recording document or instrument for filing or recording in any jurisdiction.

                  7.4 No Waiver. Nothing herein shall be construed to relieve the Lender of any actual damages caused by its gross negligence or willful misconduct.

                                   SECTION 8.

                                  MISCELLANEOUS
                                  -------------

                  8.1 Amendments in Writing. None of the terms or provisions of this Agreement may be waived, amended, supplemented or otherwise modified except by a written instrument executed by each affected Grantor and the Lender, provided that any provision of this Agreement imposing obligations on any Grantor may be waived by the Lender in a written instrument executed by the Lender in accordance with Section 9.1 of the Credit Agreement.

                  8.2 Notices. All notices, requests and demands to or upon the Lender or any Grantor hereunder shall be effected in the manner provided for in Section 9.2 of the Credit Agreement; provided that any such notice, request or demand to or upon any Guarantor shall be addressed to such Guarantor at its notice address set forth on Schedule 8.2.

                  8.3 No Waiver by Course of Conduct; Cumulative Remedies. Neither the Lender shall by any act (except by a written instrument pursuant to Section 8.1), delay, indulgence, omission or otherwise be deemed to have waived any right or remedy hereunder or to have acquiesced in any Default or Event of Default. No failure to exercise, nor any delay in exercising, on the part of the Lender, any right, power or privilege hereunder shall operate as a waiver thereof. No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. A waiver by the Lender of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which the Lender would otherwise have on any future occasion. The rights and remedies herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any other rights or remedies provided by law.

                  8.4      Intentionally Omitted.

                  8.5      Successors and Assigns.

                           (a) This Agreement shall be binding upon the
successors and assigns of each Grantor and shall inure to the benefit of the Lender and their successors and assigns; provided that no Grantor may assign, transfer or delegate any of its rights or obligations under this Agreement without the prior written consent of the Lender.

                           (b) In accordance with and subject to Section 8.1 of
the Credit Agreement, this Agreement is being entered into by the Lender individually and as agent for all present and future Assignees, and privity of contract is hereby created among the Lender and all present and future Assignees, on the one hand, and the Grantors, on the other hand.

                  8.6 Counterparts. This Agreement may be executed by one or more of the parties to this Agreement on any number of separate counterparts (including by telecopy), and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

                  8.7 Severability. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

                  8.8 Section Headings. The Section headings used in this Agreement are for convenience of reference only and are not to affect the construction hereof or be taken into consideration in the interpretation hereof.

                  8.9 Integration. This Agreement and the other Loan Documents represent the agreement of the Grantors and the Lender with respect to the subject matter hereof and thereof, and there are no promises, undertakings, representations or warranties by the Lender relative to subject matter hereof and thereof not expressly set forth or referred to herein or in the other Loan Documents.

                  8.10 GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

                  8.11 Submission To Jurisdiction; Waivers. Each Grantor, by its acceptance hereof, and the Lender hereby irrevocably and unconditionally:

                           (a) submits for itself and its property in any legal
action or proceeding relating to this Agreement and the other Loan Documents to which it is a party, or for recognition and enforcement of any judgment in respect thereof, to the non exclusive general jurisdiction of the Courts of the State of New York, the courts of the United States of America for the Southern District of New York, and appellate courts from any thereof;

                           (b) consents that any such action or proceeding may
be brought in such courts and waives any objection that it may now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same;

                           (c) agrees that service of process in any such action
or proceeding may be effected by mailing a copy thereof by registered or certified mail, postage prepaid, to, as applicable, such Grantor at its address referred to in Section 8.2 or at such other address of which the Lender shall have been notified pursuant thereto and to the Lender at its address referred to in Section 8.2 or at such other address of which the Grantors shall have been notified pursuant thereto;

                           (d) agrees that nothing herein shall affect the right
to effect service of process in any other manner permitted by law; and

                           (e) waives, to the maximum extent not prohibited by
law, any right it may have to claim or recover in any legal action or proceeding referred to in this Section any special, exemplary, punitive or consequential damages.

                  8.12 Acknowledgments. Each Grantor hereby acknowledges that:

                           (a) it has been advised by counsel in the
negotiation, execution and delivery of this Agreement and the other Loan Documents to which it is a party;

                           (b) the Lender does not have any fiduciary
relationship with or duty to any Grantor arising out of or in connection with this Agreement or any of the other Loan Documents, and the relationship between the Grantors, on the one hand, and the Lender, on the other hand, in connection herewith or therewith is solely that of debtor and creditor; and

                           (c) no joint venture is created hereby or by the
other Loan Documents or otherwise exists by virtue of the transactions contemplated hereby among the Lender or among the Grantors and the Lender.

                  8.13 WAIVER OF JURY TRIAL. EACH GRANTOR AND, BY ITS ACCEPTANCE HEREOF, THE LENDER HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT AND FOR ANY COUNTERCLAIM THEREIN.

                  8.14     Releases.

                           (a) At such time as the Loans and the other
Obligations shall have been paid in full, the Collateral shall be released from the Liens created hereby, and this Agreement and all obligations (other than those expressly stated to survive such termination) of the Lender and each Grantor hereunder shall terminate, all without delivery of any instrument or performance of any act by any party, and all rights to the Collateral shall revert to the Grantors. At the request and sole expense of any Grantor following any such termination, the Lender shall promptly deliver to such Grantor any Collateral of such Grantor held by the Lender hereunder, and promptly execute and promptly deliver to such Grantor such documents as such Grantor shall reasonably request to evidence such termination.

                           (b) If any of the Collateral shall be sold,
transferred or otherwise disposed of by any Grantor in a transaction permitted by the Credit Agreement, then the Lender, at the request and sole expense of such Grantor, shall promptly deliver to such Grantor any such Collateral of such Grantor held by the Lender hereunder and the Lender shall promptly execute and deliver to such Grantor all releases or other documents reasonably necessary or desirable for the release of the Liens created hereby on such Collateral; provided that the Borrowers shall have delivered to the Lender, ten (10) days prior to the date of the proposed release, a revocable written request for release identifying the relevant Collateral and the terms of the sale or other disposition in reasonable detail, including the price thereof and any expenses in connection therewith, together with a certification by the Borrowers stating that such transaction is in compliance with the Credit Agreement and the other Loan Documents.

                  8.15 New World Right of First Offer. New World confirms that the ROFO (as defined in the Amended and Restated Limited Liability Company Agreement of RSVP Holdings, "RSVP Holdings LLC Agreement") in Section 3.06 of the RSVP Holdings LLC Agreement does not apply to the pledge of any Collateral or any foreclosure or other exercise of remedies in respect thereof.

                  IN WITNESS WHEREOF, each of the undersigned has caused this Guarantee and Collateral Agreement to be duly executed and delivered as of the date first above written.

                                    RSVP HOLDINGS, LLC,
                                    by its Management Committee


                                           -------------------------------------
                                           Scott Rechler, as a Management
                                           Committee member and not
                                           individually


                                           -------------------------------------
                                           Seth B. Lipsay, as a Management
                                           Committee member and not
                                           individually


                                           -------------------------------------
                                           Steven H. Shepsman, as a
                                           Management Committee Member and
                                           not individually


                                    RECKSON STRATEGIC VENTURE PARTNERS, LLC

                                    By: RSVP Holdings, LLC, its Managing Member,
                                        by its Management Committee


                                           -------------------------------------
                                           Scott Rechler, as a Management
                                           Committee member and not
                                           individually


                                           -------------------------------------
                                           Seth B. Lipsay, as a Management
                                           Committee member and not
                                           individually


                                           -------------------------------------
                                           Steven H. Shepsman, as a
                                           Management Committee Member and
                                           not individually

                                    RECKSON ASSET PARTNERS, LLC


                                    By: Reckson Strategic Venture Partners,
                                        LLC, a Member


                                        By: RSVP Holdings, LLC, its
                                            Managing Member, by its
                                            Management Committee


                                           -------------------------------------
                                           Scott Rechler, as a Management
                                           Committee member and not
                                           individually


                                           -------------------------------------
                                           Seth B. Lipsay, as a Management
                                           Committee member and not
                                           individually


                                           -------------------------------------
                                           Steven H. Shepsman, as a Management
                                           Committee Member and not
                                           individually


                                    RECKSON OPERATING PARTNERSHIP, L.P.


                                    By: Reckson Associates Realty Corp.,
                                        its general partner


                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:


                                    RSI FUND MANAGEMENT, LLC


                                    By: FrontLine Capital Group,
                                        its Managing Member


                                    By:
                                        ----------------------------------------
                                        Name:
                                        Title:

                                    NEW WORLD REALTY, LLC


                                    By: New World Realty Holdings, LLC,
                                        its sole member


                                        By:
                                            ------------------------------------
                                            Seth B. Lipsay,
                                            Authorized Signatory


                                        By:
                                            ------------------------------------
                                            Steven H. Shepsman,
                                            Authorized Signatory


                                    NEW WORLD REALTY MANAGEMENT, LLC


                                    By:
                                        ----------------------------------------
                                        Seth B. Lipsay,
                                        Authorized Signatory


                                    By:
                                        ----------------------------------------
                                        Steven H. Shepsman,
                                        Authorized Signatory

                                    MELVILLE-CATSKILL, LLC


                                    By: Reckson Strategic Venture Partners,
                                        LLC, its sole member


                                        By: RSVP Holdings LLC,
                                            its Managing Member, by its
                                            Management Committee


                                           -------------------------------------
                                           Scott Rechler, as a Management
                                           Committee member and not individually


                                           -------------------------------------
                                           Seth B. Lipsay, as a Management
                                           Committee member and not individually


                                           -------------------------------------
                                           Steven H. Shepsman, as a Management
                                           Committee Member and not individually

                                    RAP-SH HOLDINGS, LLC


                                    By: Reckson Asset Partners,
                                        its sole member


                                        By: Reckson Strategic Venture
                                            Partners, LLC, a Member


                                        By: RSVP Holdings, LLC, its
                                            Managing Member, by its
                                            Management Committee


                                           -------------------------------------
                                           Scott Rechler, as a Management
                                           Committee member and not
                                           individually


                                           -------------------------------------
                                           Seth B. Lipsay, as a Management
                                           Committee member and not
                                           individually


                                           -------------------------------------
                                           Steven H. Shepsman, as a
                                           Management Committee
                                           Member and not
                                           individually

                                    RSVP ALI BABA, LLC


                                    By: Reckson Strategic Venture Partners,
                                        LLC, a Member


                                        By: RSVP Holdings, LLC, its
                                            Managing Member, by its
                                            Management Committee


                                           -------------------------------------
                                           Scott Rechler, as a Management
                                           Committee member and not
                                           individually


                                           -------------------------------------
                                           Seth B. Lipsay, as a Management
                                           Committee member and not
                                           individually


                                           -------------------------------------
                                           Steven H. Shepsman, as a
                                           Management Committee
                                           Member and not individually

                                    RSVP RETAIL, LLC


                                    By: Reckson Strategic Venture Partners,
                                        LLC, a Member


                                        By: RSVP Holdings, LLC, its
                                            Managing Member, by its
                                            Management Committee


                                           -------------------------------------
                                           Scott Rechler, as a Management
                                           Committee member and not
                                           individually


                                           -------------------------------------
                                           Seth B. Lipsay, as a Management
                                           Committee member and not
                                           individually


                                           -------------------------------------
                                           Steven H. Shepsman, as a
                                           Management Committee
                                           Member and not individually

                                    RSVP-SH HOLDINGS, LLC


                                    By: Reckson Strategic Venture Partners,
                                        LLC, its sole member


                                        By: RSVP Holdings, LLC, its
                                            Managing Member, by its
                                            Management Committee


                                           -------------------------------------
                                           Scott Rechler, as a Management
                                           Committee member and not
                                           individually


                                           -------------------------------------
                                           Seth B. Lipsay, as a Management
                                           Committee member and not
                                           individually


                                           -------------------------------------
                                           Steven H. Shepsman, as a
                                           Management Committee
                                           Member and not individually


Accepted and Agreed:


GMAC COMMERCIAL MORTGAGE CORPORATION

By:
    -----------------------------------------
    Name:
    Title:

                                   SCHEDULE 3
                                   ----------

                                    ACCOUNTS

--------------------------------------------------------------------------------
Account No.       Tax ID No.                   Account Title
-----------       ----------                   -------------
--------------------------------------------------------------------------------
8606086052        11-3457003      Reckson Asset Partners LLC RSVP Overhead
                                  Reserve SHP Assets and Titan JV
--------------------------------------------------------------------------------
8606086044        11-3457003      Reckson Asset Partners LLC GMACCM as Lender
--------------------------------------------------------------------------------
8606086036        11-3417494      Reckson Strategic Ventures Partners LLC
                                  Catskills Environmental Reserve
--------------------------------------------------------------------------------
8606086028        11-3417494      Reckson Strategic Venture Partners LLC
                                  Operating Deficit Reserve
--------------------------------------------------------------------------------
8606086001        11-3417494      Reckson Strategic Venture Partners LLC Tollway
                                  Construction Reserve
--------------------------------------------------------------------------------
8606085973        11-3417494      Reckson Strategic Venture Partners LLC GMACCM
                                  as Lender
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


                                    EXHIBIT A

                                       TO

                       GUARANTEE AND COLLATERAL AGREEMENT

                                      FORM

                                       OF

                                PLEDGE AMENDMENT
                                ----------------

                  This Pledge Amendment, dated ____________, is delivered pursuant to Section 5.1 of the Guarantee and Collateral Agreement referred to below. The undersigned hereby agrees that the Schedules attached hereto may be attached to the Guarantee and Collateral Agreement, dated ____ ___, 2003 (as amended or otherwise modified from time to time, the "Guarantee and Collateral Agreement"), by RSVP Holdings, LLC, Reckson Strategic Venture Partners, LLC, Reckson Asset Partners, LLC, Reckson Operating Partnership, L.P., RSI Fund Management, LLC, New World Realty, LLC and New World Realty Management, LLC and any other Grantors that become parties from time to time in favor of GMAC Commercial Mortgage Corporation, as Lender, and that the property and assets listed on the Schedules attached to this Pledge Amendment shall be and become part of the relevant schedule to the Guarantee and Collateral Agreement and become part of the Collateral referred to in the Guarantee and Collateral Agreement and shall secure all of the Obligations referred to in the Guarantee and Collateral Agreement.

[GRANTOR]

By:
    ----------------------------------
    Name:
    Title: